Exhibit 10.2

Babcock & Wilcox Enterprises, Inc.
13024 Ballantyne Corporate Place
Suite 700
Charlotte, NC 28277
Ladies and Gentlemen:

Reference is made to the form of agreement, dated as of January 3, 2018 (the “Vintage Agreement”), by and among Babcock & Wilcox Enterprises, Inc. (“BW”), Vintage Capital Management, LLC (“Vintage”), Kahn Capital Management, LLC and Brian R. Kahn, which has been furnished to the undersigned. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Vintage Agreement.

Effective as of the execution and delivery of the Vintage Agreement by each of the Parties thereto, the undersigned hereby agrees that it:

1.
will not, and that it will not permit any of its controlled Affiliates or controlled Associates to, directly or indirectly, (A) nominate or recommend for nomination any person for election at the 2018 Annual Meeting, (B) submit any proposal for consideration at, or bring any other business before, the 2018 Annual Meeting, or (C) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the 2018 Annual Meeting; and

2.
will appear in person or by proxy at the 2018 Annual Meeting and will vote or cause to be voted all Common Shares beneficially owned by it as of the record date for such meeting in favor of the election of the Director Nominees.

The undersigned has entered into this agreement based on its own assessment of its interests and not based on any agreement or understanding with any other person or entity. Accordingly, nothing herein imposes any liability or obligation on the undersigned to Vintage or under the Vintage Agreement or is intended to constitute the formation of a “group,” as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934.

Sections 6 through 13 of the Vintage Agreement are hereby incorporated by reference.

Please confirm your agreement with the foregoing by signing and returning one copy of this Agreement to the undersigned, whereupon this Agreement will become a binding agreement between us effective as of the date set forth below.

[NAME OF ENTITY]

By:
Name:
Title:

Accepted and agreed to:
BABCOCK & WILCOX ENTERPRISES, INC.

By:
Name:
Title:

Date signed: